Note 5 - Loan Servicing (Detail) - Loans Held For Sale (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Loans held for sale	$ 2,921	$ 349
Less: Allowance to adjust to lower of cost or market	21,340	21,019
Loans held for sale, net	2,921	349
Loans Held For Sale [Member]
Less: Allowance to adjust to lower of cost or market	$ 0	$ 0